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                             INTERCREDITOR AGREEMENT

                  INTERCREDITOR AGREEMENT, dated August 13, 1996 by and among The CIT Group/Business Credit, Inc. ("CIT"), Access Graphics, Inc. (the "JUNIOR LIENHOLDER"), and Icon CMT Corp. (the "Company").

                              W I T N E S S E T H :

                  WHEREAS, the Company has entered or is about to enter into a certain Financing Agreement with CIT (the "CIT Financing Agreement") pursuant to which CIT has made, or will make certain loans, advances and extensions of credit to or for the benefit of the Company upon the security of the Collateral (as defined herein) including without limitation the Company's Account, Inventory, Equipment, Documents of Title, and General Intangibles all as more fully set forth in said CIT Financing Agreement; and

                  WHEREAS, the Company has entered into a certain financing agreement with the JUNIOR LIENHOLDER (the "JUNIOR LIENHOLDER Financing Agreement") pursuant to which JUNIOR LIENHOLDER has made certain loans, advances or extensions of credit to the Company upon the security of the Collateral, all as more fully set forth in said JUNIOR LIENHOLDER Financing Agreement; and

                  WHEREAS, JUNIOR LIENHOLDER wishes to subordinate its lien on all of the Collateral to CIT as herein provided.

                  NOW THEREFORE, in consideration of each of the parties hereto entering into the above referred agreements and arrangements with the Company and in order to determine the relative priorities of the respective security interests in the Collateral and the application of the proceeds thereof, it is hereby agreed as follows:

                  1. Definitions. As used in this Intercreditor Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Accounts" shall mean all present and future accounts, receivables, instruments, documents, contract rights, chattel paper, general intangibles, unpaid seller's rights,

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returned and repossessed goods, all rights to the goods represented by the foregoing and all cash and non-cash Proceeds thereof.

                  "CIT Obligations" shall mean any and every obligation, Indebtedness and liability of the Company to CIT of whatsoever nature and however evidenced, whether now existing or hereafter incurred, originally contracted with CIT and/or with another or others and now or hereafter owing to or acquired in any manner. In whole or in part, by CIT, or in which CIT may acquire a participation, whether alone or jointly and/or severally with another or others, whether direct or indirect, absolute or contingent, secured or not secured, matured or not matured, including but in no way limited to any and every obligation, indebtedness and liability arising out of or in any way connected with the CIT Financing Agreement or any financing under section 364 of the Bankruptcy Code or any arrangement for the use of cash collateral under section 363 of the Bankruptcy Code.

                  "Collateral" shall mean all present and future Accounts, Inventory, Equipment, Documents of Title, and General Intangibles of the Company and all cash and non-cash Proceeds thereof.

                  "Documents of Title" shall mean all present and future warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and inventory relating thereto and all cash and non-cash Proceeds of the foregoing.

                  "Equipment" shall mean all present and hereafter acquired machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all cash and non-cash Proceeds thereof.

                  "General Intangibles" shall have the meaning set forth in the Uniform Commercial code as in effect in the State of New York and shall include, without limitation, all present and future right, title and interest in and to all tradenames, Trademarks (together with the good will associated therewith). Patents, licenses, customer lists, distribution agreements, supply agreements and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise and all cash and non-cash Proceeds thereof.

                  "Inventory" shall mean all present and hereafter acquired merchandise, Inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production - from raw materials through work-in-process to finished goods - and all cash and non-cash Proceeds thereof.

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                  "JUNIOR LIENHOLDER Obligations" shall mean any and every
obligation, indebtedness and liability of the Company to JUNIOR LIENHOLDER of whatsoever nature and howsoever evidenced, whether now existing or hereafter incurred, whether direct or indirect, absolute or contingent, secured or not secured, matured or not matured, which in any way are connected with or arise under the JUNIOR LIENHOLDER Financing Agreement.

                  "Obligations" shall mean the CIT Obligations and the JUNIOR LIENHOLDER Obligations.

                  "Patents" shall mean all present and hereafter acquired patents and/or patents rights and all cash and non-cash Proceeds thereof.

                  "Proceeds" shall mean all proceeds as defined in the Uniform Commercial Code of New York State as well as all cash, securities, insurance proceeds, condemnation awards and other property received in respect of any Collateral, including any cash, securities or other property received from any liquidations or adjustment of debt of the Company and any portion of the Collateral or the proceeds thereof which may be distributed in kind.

                  "Secured Parties" shall mean CIT and JUNIOR LIENHOLDER.

                  "Trademarks" shall mean all present and hereafter acquired trademarks and/or trademark rights together with the good will associated therewith and all cash and non-cash Proceeds thereof.

                  2. Priorities. Irrespective of any statement contained in any of the CIT Financing Agreement or the JUNIOR LIENHOLDER Financing Agreement to the contrary and irrespective of the time, order or method of attachment or perfection of the security interests granted thereby or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective or anything contained in any filing or agreement to which either CIT or JUNIOR LIENHOLDER may now or hereafter be a party, any lien upon or security interest which JUNIOR LIENHOLDER may now or hereafter have in any Collateral, including without limitation all Accounts, Inventory, Equipment, Documents of Title, and General Intangibles, shall be, and hereby is, subject and subordinate to CIT's lien upon or security interest in such Collateral.

                  3. Exercise of Rights and Remedies. Irrespective of any other agreement or arrangement, as to such Collateral of the Company and so long as the CIT Financing Agreement remains in effect, CIT shall have the exclusive right to carry out the provisions of the CIT Financing Agreement and to enforce and collect any loans, advances, or CIT Obligations secured thereby and to exercise and enforce all rights and privileges accruing to CIT by reason of said CIT Financing Agreement and any other agreements, security,
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guarantees or claims given to CIT in connection therewith, all in CIT's sole discretion and in the exercise of its sole business judgment. This includes more specifically, without limitation, the rights to make overadvances in its sole discretion, to effect collection of all open Accounts and to settle and adjust the amounts due thereon directly with the customers, to sell or otherwise dispose of Inventory, all in a manner which CIT deems to be necessary in CIT's sole discretion, and to incur expenses in relation to the foregoing; all as may be necessary in CIT's sole discretion, all as more fully provided in the CIT Financing Agreement and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of the State of New York. In exercising its rights as aforesaid, CIT agrees that it shall handle all transactions relating to the Collateral in accordance with its usual practices in the ordinary course of its business and shall adhere to the same standards of conduct as would be the case if there were no subordinate liens. JUNIOR LIENHOLDER agrees that, so long as the Company may be indebted or obligated to CIT in any manner whatsoever under the CIT Financing Agreement or otherwise, JUNIOR LIENHOLDER shall not exercise any rights or assert any claims with respect to any Collateral, including without limitation all Accounts, Inventory, Equipment, Documents of Title, and/or General Intangibles of the Company nor shall JUNIOR LIENHOLDER seek to foreclose on its junior security interest in any of such Collateral, nor take any action, nor institute any proceedings with respect thereto, provided, however, that JUNIOR LIENHOLDER shall be entitled to enforce all of its other rights against the Company as permitted by law, including seeking, obtaining, entering and enforcing a judgment against the Company solely without reliance on its perfected security interest in the Collateral.

                  4.       Other Agreements

                  (a) Releases. (i) If CIT releases any of its liens on any part of the Collateral in connection with the sale, lease, exchange, transfer or other disposition thereof as permitted under the CIT Financing Agreement or in connection with any restructuring of the indebtedness of the Company, the liens of the JUNIOR LIENHOLDER shall be automatically, unconditionally and simultaneously released on such Collateral and JUNIOR LIENHOLDER shall execute and deliver to CIT or the Company such termination statements, releases and other documents as the CIT or the Company may request to effectively confirm such release. Notwithstanding the foregoing and notwithstanding anything to the contrary contained herein, the lien granted to the JUNIOR LIENHOLDER shall, subject to all of the provisions of this Intercreditor Agreement, continue in the proceeds of any sale, leases, exchange or other disposition of the Collateral made pursuant to Paragraph 3 of Section 10 of the CIT Financing Agreement if such proceeds, subject to this Intercreditor Agreement, are not applied to the CIT Obligations in accordance with said Paragraph 3 of Section 10 of the CIT Financing Agreement.

                  (ii) At the request of CIT, the JUNIOR LIENHOLDER agrees not to hinder or delay any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise. The JUNIOR LIENHOLDER hereby waives any and all rights it
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may have to object to the manner in which CIT may seek to enforce or collect the
CIT Obligations or the liens granted in any of the Collateral including waiving, as permitted by law, any right based on any duty to conduct any such sale, lease, exchange, transfer or other disposition in a commercially reasonable manner.

                  (iii) In furtherance of the foregoing, the JUNIOR LIENHOLDER on the date hereof and from time to time, has executed and delivered or will execute and deliver to CIT undated UCC termination and/or release statements in respect of all of the Collateral in such number and such jurisdictions as determined by CIT. The JUNIOR LIENHOLDER hereby irrevocably appoints CIT its attorney-in-fact and authorizes CIT to complete the UCC termination and/or release statements and file them in order to carry out the purposes of this Intercreditor Agreement; CIT agrees to use its best efforts to give the JUNIOR LIENHOLDER notice either concurrent with or prior to any such filing of the UCC termination and/or release statements provided, however, that the failure of CIT to give JUNIOR LIENHOLDER such notice shall not i) affect CIT's ability to file such UCC statement(s) or ii) result in any liability whatsoever to CIT. This appointment and authorization is coupled with an interest and is irrevocable. Any such UCC termination or release filed by CIT to terminate or release the JUNIOR LIENHOLDER'S lien shall not release the security interest in the proceeds or the pertinent Collateral covered by such UCC statement.

                  (iv) In the event that the CIT Obligations are paid and indefeasibly satisfied in full and the CIT Financing Agreement is terminated, a) CIT shall file UCC termination statements covering the Collateral solely on its behalf and b) CIT shall return all of the unused UCC terminations and releases delivered by the JUNIOR LIENHOLDER to CIT pursuant to clause (iii) above to the JUNIOR LIENHOLDER unless CIT is directed to do otherwise by the JUNIOR LIENHOLDER.

                  (b) Insurance. Unless and until the CIT Obligations are paid in full and the CIT Financing Agreement terminated, CIT shall have the sole and exclusive right, subject to the rights of the Company under the CIT Financing Agreement to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the CIT Obligations are paid in full, all proceeds of any such policy and any such award shall be paid to CIT and applied in accordance with the provisions of the CIT Financing Agreement. In the event CIT allows any portion of such insurance proceeds or condemnation or similar award to be used by the Company to repair or replace the Collateral affected or for any other purpose, the JUNIOR LIENHOLDER hereby consents thereto.

                  (c) Prohibition on Contesting Liens and CIT Obligations; No New Liens. The JUNIOR LIENHOLDER agrees that it shall not (and hereby waives any right to) contest or support any other person in contesting, in any action or proceeding or otherwise
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(including, without limitation, any federal or state bankruptcy, insolvency or liquidation proceeding), the priority, the validity or enforceability of the CIT Obligations or any lien held by CIT. Without the prior written consent of CIT, JUNIOR LIENHOLDER shall not hold any lien on any assets of the Company, other than liens in the Collateral granted pursuant to the JUNIOR LIENHOLDER Financing Agreement in effect on or about the date hereof.

                  (d) Financing Issues. If the Company shall be subject to any federal or state bankruptcy, insolvency or liquidation proceeding and CIT shall desire to permit the use of cash Collateral or to permit the Company to obtain financing under section 363 or section 384 of the Bankruptcy Code, then the JUNIOR LIENHOLDER agrees that it will raise no objection to such use of financing and will not request adequate protection or any other relief in connection therewith and, to the extent necessary, will subordinate its liens in the Collateral to such financing.

                  (e) Adequate Protection. The JUNIOR LIENHOLDER shall not seek or request adequate protection nor shall it consent (or support any other person contesting) (i) any request by CIT for adequate protection or (ii) any objection by CIT to any motion, relief, action or proceeding based on CIT claiming a lack of adequate protection.

                  (f) Automatic Stay. No JUNIOR LIENHOLDER shall seek relief from the automatic stay or any other stay in any federal or state bankruptcy, insolvency or liquidation proceeding in respect of the Collateral.

                  5. Further Assurances. CIT and JUNIOR LIENHOLDER each agree to execute any further documents or amendments as may be necessary to effect the purpose of this Intercreditor Agreement on any applicable public records.

                  6. Application of Proceeds.

                  Collateral. The Proceeds of any sale, disposition or other realization upon all or any part of the Accounts and the Collateral of the Company shall be applied in the following order of priorities:

                  first, to the payment in full of all of CIT's expenses of such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by CIT in connection therewith, including attorney's fees;

                  second, to the payment in full of all CIT obligations;

                  third, to the payment in full of JUNIOR LIENHOLDER's expenses of such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by JUNIOR LIENHOLDER in connection therewith, including attorneys' fees;
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                  fourth, to the payment in full of all JUNIOR LIENHOLDER
Obligations;

                  finally, to pay to the Company or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

                  7. Notices. Each Secured Party agrees to use its best efforts to notify the other Secured Party within a reasonable time in the event of any material event of default or material breach by the Company resulting, or which may result, in acceleration of any Obligation due to the Secured Party giving notice and secured by any Collateral. Each Secured Party further agrees to use its best efforts to furnish the other Secured Party with copies of any notices of default, acceleration, demand or foreclosure as the Secured Party giving the notice may send to the Company, provided that failure to give any of the foregoing notices shall not (i) affect the priorities of the liens upon the Collateral set forth herein or (ii) result in any liability whatsoever to the other party.

                  8. No Representations. The Secured Parties have not made to each other nor do they hereby or otherwise make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) obligors under any instruments of guarantees; (b) the enforceability, validity, value or collectibility of the loans made to the Company, the Accounts, the Inventory, Equipment, Documents of Title, General Intangibles, or any guarantee or security which may have been granted to any of them in connection with any of their agreements; or (c) title or right to transfer any Collateral or security. JUNIOR LIENHOLDER expressly acknowledges that CIT may, in its sole discretion, make loans, advances and extensions of credit to the Company in excess of the amounts otherwise available to the Company based upon the advance formulas set forth in the CIT Financing Agreement. No party shall be liable to the other for any action or failure to act or any error of judgment, negligence, or mistake, or oversight whatsoever on the part of any party's agents, officers, employees or attorneys with respect to any transaction relating to the agreements or security or guarantees therefor, provided said party has acted in good faith and has not been guilty of willful misconduct.

                  9. Waivers. The JUNIOR LIENHOLDER agrees not to assert and hereby waives any rights to demand, request, plead or otherwise assert or claim the benefit of any marshalling or other similar right that may otherwise be available under applicable law (i.e., hereby waives any right to require CIT to marshall any security or Collateral or otherwise to compel CIT to seek recourse against or satisfaction of the CIT Obligations from one source before seeking recourse or satisfaction from another source).

                  10. Miscellaneous. a) Except as otherwise provided in this Intercreditor Agreement, the rights and priorities of the parties shall be determined in accordance with applicable law. This Intercreditor Agreement shall be governed by the laws of the State of New York and, except as otherwise defined in this Intercreditor Agreement, all terms used herein
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which are defined in the Uniform Commercial Code shall have the meanings therein stated. This Intercreditor Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person, firm, entity or corporation shall have any right, benefit, priority or, interest under, or because of the existence of, this Intercreditor Agreement. The
Company, although not a party hereto, has signed below to confirm its agreement to all of the foregoing.

                           b) It is agreed that with respect to this
Intercreditor Agreement, as may be amended, modified, or supplemented from time to time, signed faxed documents shall be deemed to be of the same force and effect as an original of a manually signed copy.

                           c) This Intercreditor Agreement may be signed in
multiple counterparts, each which shall constitute an original, but all of which when taken together shall constitute but one (1) agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                  ACCESS GRAPHICS, INC.


                                  By /s/
                                     -------------------------------------------
                                     Title: Financial Services Regional Manager


                                  THE CIT GROUP/BUSINESS CREDIT, INC.

                                  By /s/
                                     -------------------------------------------
                                     Title: A V P

                                  ICON CMT CORP.

                                  By /s/
                                     -------------------------------------------
                                     Title: CFO


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